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                                                                EXHIBIT 10.05(a)
                                                                ----------------

                         REGISTRATION RIGHTS AGREEMENT

           This Registration Rights Agreement (the "Agreement"), dated as of September 11, 1996, by and between Occupational Health + Rehabilitation Inc, a Delaware corporation (the "Company"), and Argosy Health, L.P., a Pennsylvania limited partnership (the "Holder").

           WHEREAS, the Company and the Holder are entering into this Agreement to provide for the registration of certain shares of the Company's common stock which the Holder is acquiring pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated September 11, 1996;

           NOW, THEREFORE, in consideration of the terms and conditions as set forth herein, the Company covenants and agrees with the Holder as follows:

           1.   Certain Definitions. As used in this Agreement, the following
                -------------------
terms shall have the following respective meanings:

                "Commission" shall mean the Securities and Exchange Commission,
                ------------
or any other federal agency at the time administering the Securities Act.

                "Common Stock" shall mean the Common Stock, $.001 par value, of
                --------------
the Company, as constituted as of the date of this Agreement.

                "Exchange Act" shall mean the Securities Exchange Act of 1934,
                --------------
as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Holder" shall mean the person who is the then record owner of
                --------
Restricted Stock.

                "Registration Expenses" shall mean the expenses so described in
                -----------------------
Section 6.

                "Restricted Stock" shall mean the Shares, excluding shares which
                ------------------
have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                "Securities Act" shall mean the Securities Act of 1933, as
                ----------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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                "Shares" shall mean the shares of Common Stock issued pursuant
                --------
to the Purchase Agreement.

           2.   Restrictive Legend. Each certificate representing the Restricted
                ------------------
Stock shall bear a legend stating in substance:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SAID ACT.

           A certificate shall not be required to bear such legend if in the opinion of counsel satisfactory to the Company, the securities represented thereby may be publicly sold without registration under the Securities Act.

           3. Notice of Proposed Transfer. Prior to any proposed transfer of any
              ---------------------------
Restricted Stock (other than under the circumstances described in Section 4), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a distribution by a partnership to its partners of such stock in respect of such interest. Each certificate for shares of Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

           4.  Incidental Registration. If the Company at any time proposes to
               -----------------------
register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time the Company will give written notice to all Holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such Holder received by the

                                      -2-
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Company within 30 days of the giving of any such notice by the Company to register any of such Holder's Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with such Holder's written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company or the requesting party therein or that such reduction is otherwise advisable, provided, however, any such reduction shall be accomplished as follows: as among the requesting Holders and any other holders of securities of the Company who have exercised their contractual rights to have shares included in such registration, pro rata based upon the number of shares of Common Stock owned by or issuable to such requesting Holders and other requesting holders, unless such registration is pursuant to the exercise of a demand right of another securityholder, in which event such securityholder shall be entitled to include all shares it desires to have so included before any shares of Restricted Stock or shares of any other holder are included therein.

           5.  Registration Procedures. If and whenever the Company is required
               -----------------------
by the provisions of Section 4 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

           (a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

           (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

           (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing

                                      -3-
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underwriter reasonably shall request, provided, however, that the Company shall
                                      --------  -------
not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

           (e) use its reasonable best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock is then listed;

           (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (g) if the offering is underwritten and at the request of any seller of Restricted Stock as provided herein, use its reasonable best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements, schedules and other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

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           (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

           For purposes of Section 5(a) and 5(b), the period of distribution of Restricted Stock included therein shall be deemed to extend until the first to occur of (i) each underwriter's completion the distribution of all securities purchased by it, and (ii) one hundred and twenty (120) days.

           In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

           In connection with each registration pursuant to Section 4 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

           No Holder of shares of Restricted Stock included in a registration statement shall (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement as initially filed and (ii) such correction or update did not result from the Company's acts or failures to act.

           At the end of the period during which the Company is obligated to keep the registration statement current and effective as described above (and any extensions thereof required by the preceding sentence), the Holders of shares of Restricted Stock included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

           6.  Expenses. All expenses incurred by the Company in complying with
               --------
Section 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel to the Company and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, shall be borne by the Company, except that all expenses, fees and disbursements of any counsel retained by the Holders (to be paid pro rata according to the quantity of the securities registered by the Holders who retained such counsel, or as shall be otherwise agreed by such Holders) and all underwriting discounts and commissions for securities registered for sale by them shall be borne by the Holders of the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered.

           7.  Indemnification and Contribution.
               --------------------------------

           (a) To the extent permitted by law, in the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such seller, any such underwriter or any such controlling person, if a copy of the Final Prospectus was not furnished to the person or

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entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this
                                                   --------  -------
indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

        (b) To the extent permitted by law, in the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, and will reimburse the Company and each such officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company, any controlling person or any underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that in no event shall any indemnity by a seller under this
--------  -------
Section 7(b) exceed the gross proceeds from the offering received by such seller.

        (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and counsel to the indemnified party shall have reasonably concluded that there are reasonable defenses available to the indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be
         --------  -------
required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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        8.      Changes in Common Stock. If, and as often as, there is any
                -----------------------
change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

        9.      Rule 144 Reporting. With a view to making available the benefits
                ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

        (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

        (c) furnish to each Holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Restricted Stock without registration.

        The Company shall not be required to effect a registration pursuant to
Section 4 hereof for any Holder desiring to participate in such registration who may then dispose of all of its shares of Restricted Stock pursuant to Rule 144 within the three-month period following such proposed registration.

        10.     Miscellaneous.
                -------------

        (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any of the shares of Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the Holders of shares of Restricted Stock shall only inure to the benefit of a transferee of shares of Restricted Stock if such transferee, in the Company's reasonable judgment, is not a competitor of the Company, and (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued to the direct or indirect transferor of such transferee by the Company or (ii) such transfer is made in connection with the distribution by a Holder to such Holder's beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Holder or to the partners or employees of the Holder, provided that at the Company's request, one person shall be designated by such transferees as their agent for purposes of their rights hereunder and the provision of a notice by the Company to such agent in accordance with the provisions hereof shall be deemed compliance with such provisions for all such beneficial owners, partners and employees, and following such request by the Company, the Company shall have no obligation under said provisions with respect to such transferees until it shall have been notified of the name and address of such agent.

        (b) Each Holder agrees that it will provide notice to the Company of any transfer or assignment of its rights or interests hereunder. Any failure by the Company to fulfill a covenant or obligation hereunder which is the direct result of a failure by a Holder to provide such notice shall not be deemed to be a breach of any covenant or obligation hereunder.

        Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto and their respective and permitted successors and assigns, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

        Except as provided in Section 10(a) above, all notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by overnight courier, with a receipt obtained or
(iii) sent by registered or certified mail, return receipt requested, postage prepaid.

If to the Company:             Occupational Health + Rehabilitation Inc
                               175 Derby Street, Suite 36
                               Hingham, MA 02043-5048
                               Attn:    John C. Garbarino, President and
                                        Chief Executive Officer

If to the Holder:              Argosy Health, L.P.
                               120 Gibraltar Road, Suite 310
                               Horsham, PA 19044
                               Attn: G. Linton Sheppard

        All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

        (c) This Agreement shall be governed and construed in accordance with the law of the Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof.

        (d) This Agreement may be amended or modified, and any provision hereof may be waived in whole or in part, but only by the written consent of the Company and the holders of at least two-thirds of the aggregate number of outstanding shares of Restricted Stock held of record by the Holders or their permitted successors and assigns. This Agreement may be terminated by written agreement of the Company and the holders of at least two-thirds of the aggregate number of outstanding shares of Restricted Stock held of record by the Holders or their permitted successors and assigns.

        (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (f) Except as otherwise expressly provided herein, the obligations of the Company to register shares of Restricted Stock under Section 4 as provided herein shall terminate on the third anniversary of the date of this Agreement.

        (g) If requested by the underwriter or underwriters for an underwritten public offering of securities of the Company which offering is by the Company, each Holder of Restricted Stock who is a party to this Agreement (including, without limitation, a successor or permitted assignee of a party) shall agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Restricted Stock or any other shares of Common Stock (other than shares being registered in such offering), without the consent of such underwriter or underwriters, for a period of not more than 90 days following the effective date of the registration statement relating to such offering (unless in any event such underwriter or underwriters shall, based on then current market conditions, agree to a shorter period), provided, however, with respect to each such offering, that all persons entitled to registration rights in such offering who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers of the Company shall also have agreed to be bound by provisions pertaining to the sale of their shares of Common Stock following such offering which provisions are substantially similar to the provisions binding upon the Holders of Restricted Stock obligated under this Agreement with respect to the sale of their shares following such offering.

        (h) The Company shall be permitted to require any Holders requesting registration under Section 4 to delay any request for registration or to cease sales under any effective registration statement if the Company is then contemplating a transaction that could reasonably be expected to be adversely affected or the Company would be required to make public disclosure of information, the disclosure of which at such time could reasonably be expected to cause a material adverse effect upon the Company's business.

        (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

        In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.

        (j) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

        11.     Entire Agreement. This Agreement embodies the entire agreement
                ----------------
and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings related to the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereof have caused this Registration Rights Agreement to be executed under seal as of the date first above written.

                                             OCCUPATIONAL HEALTH +
                                             REHABILITATION INC

                                             By:
                                                ---------------------------
                                                  John C. Garbarino
                                                  Its President and
                                                  Chief Executive Officer

                                              ARGOSY HEALTH, L.P.
                                              By: Gwynedd Partners, Inc.

                                                  By:
                                                     -----------------------
                                                  Name:
                                                       ---------------------
                                                  Title:
                                                        --------------------